UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 4, 2007

EL PASO NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2700	74-0608280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Items 2.03 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 4, 2007, El Paso Natural Gas Company ("the Company"), pursuant to a Purchase Agreement dated as of March 29, 2007 (the "Purchase Agreement") among the Company and the initial purchasers named therein, sold $355,000,000 aggregate principal amount of its 5.95% Senior Notes due 2017 to the initial purchasers. The Company issued the notes pursuant to an indenture dated as of November 13, 1996 between the Company and Wilmington Trust Company (as successor in interest to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)), as indenture trustee, as supplemented through the Second Supplemental Indenture dated as of April 4, 2007. The initial purchasers will resell the notes in private transactions in conformance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The net proceeds from the offering are approximately $350 million after deducting discounts and estimated offering expenses. The Company expects to use net proceeds from the offering to redeem or purchase certain of the Company's outstanding debt securities and for general corporate purposes.

The notes bear interest at 5.95% per annum on the principal amount from April 4, 2007, payable semi-annually in arrears in cash on April 15 and October 15 of each year, beginning October 15, 2007. The notes will mature on April 15, 2017. The notes are senior unsecured obligations of the Company and rank, in right of payment, the same as all of the Company's existing and future unsecured senior indebtedness. The notes are not guaranteed by any of the Company's subsidiaries or parent companies.

The Company, at its option, may redeem the notes, in whole or in part, at any time prior to their maturity on not less than 30 nor more than 60 days' prior notice mailed to the holders of any notes to be redeemed. The notes are redeemable at a redemption price, plus accrued interest on the date of redemption, equal to the greater of (1) 100% of the principal amount of the notes to be redeemed, and (2) an amount equal to, as determined by an Independent Investment Banker (as defined in the indenture), the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date) discounted back to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate (as defined in the second supplemental indenture) plus 25 basis points.

The indenture contains covenants that restrict the ability of the Company to create liens on its assets, engage in sale-leaseback transactions or merge or consolidate with another entity or sell, lease or transfer substantially all of the Company's properties or assets to another entity. These limitations are subject to a number of important qualifications and exceptions. Upon an Event of Default (as defined in the indenture), the trustee or the holders of at least 25% in aggregate principal amount of the notes then outstanding, may, and the trustee at the request of such holders is required to, declare the principal of and the accrued interest on the notes to be due and payable immediately.

On April 4, 2007, the Company entered into a Registration Rights Agreement with the initial purchasers, pursuant to which the Company agreed to (i) file with the Securities and Exchange Commission within 180 days following April 4, 2007, a registration statement on an appropriate form under the Securities Act relating to a registered exchange offer for the notes under the Securities Act and (ii) use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act within 220 days following April 4, 2007. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the notes.

In connection with the closing of the offering, the Company is filing certain exhibits as part of this Form 8-K.

Item 3.03 Material Modification of Rights of Security Holders.

 On April 5, 2007, the First Supplemental Indenture dated as of April 4, 2007 to the Indenture dated as of July 23, 2003 between the Company and Wilmington Trust Company, as trustee, became operative in accordance with the express provisions of the first supplemental indenture. The first supplemental indenture provides for the elimination of certain covenants and events of default under the indenture, which governs the Company's outstanding 7 ⅝% Notes due 2010. The amendments were proposed in connection with the Company's offer to purchase and consent solicitation with respect to the Company's 7 ⅝% Notes due 2010 as set forth in the Company's Offer to Purchase and Consent Solicitation Statement dated March 22, 2007.

The amendments set forth in the first supplemental indenture eliminate certain covenants in and events of default under the indenture. As a result of these amendments, holders of the Company's 7 ⅝% Notes due 2010 will no longer be entitled to the benefits of such covenants and events of default, and the Company will be permitted to take certain actions previously prohibited by the indenture. A copy of the first supplemental indenture is included as Exhibit 4.C to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.A	Second Supplemental Indenture dated as of April 4, 2007 between El Paso Natural Gas Company and Wilmington Trust Company, as trustee, to indenture dated as of November 13, 1996.
4.B	Form of 5.95% Senior Note due 2017 (included as Exhibit A to Exhibit 4.A of this Current Report on Form 8-K).
4.C	First Supplemental Indenture dated as of April 4, 2007 between El Paso Natural Gas Company and Wilmington Trust Company, as trustee, to indenture dated as of July 23, 2003.
10.A
Registration Rights Agreement, dated as of April 4, 2007, among El Paso Natural Gas Company and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., and SG Americas Securities, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO NATURAL GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  April 9, 2007

EXHIBIT INDEX

Exhibit Number	Description

4.A	Second Supplemental Indenture dated as of April 4, 2007 between El Paso Natural Gas Company and Wilmington Trust Company, as trustee, to indenture dated as of November 13, 1996.
4.B	Form of 5.95% Senior Note due 2017 (included as Exhibit A to Exhibit 4.A of this Current Report on Form 8-K).
4.C	First Supplemental Indenture dated as of April 4, 2007 between El Paso Natural Gas Company and Wilmington Trust Company, as trustee, to indenture dated as of July 23, 2003.
10.A
Registration Rights Agreement, dated as of April 4, 2007, among El Paso Natural Gas Company and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., and SG Americas Securities, LLC.